Exhibit 99.3

INDEPENDENT BANK CORPORATION Earnings conference call 4th quarter – 2013 January 30, 2014

Cautionary note regarding forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements of goals, intentions, and expectations as to future trends, plans, events, or results of Independent Bank Corporation’s operations and policies, including, but not limited to, Independent Bank Corporation’s outlook on earnings and the sufficiency of the allowance for loan losses, and statements regarding asset quality, projections of future revenue, earnings or other measures of economic performance, Independent Bank Corporation’s plans and expectations regarding non-performing assets, business opportunities, and general economic conditions. Forward-looking statements include expressions such as “will,” “may,” “should,” “believe,” “expect,” “forecast,” “anticipate,” “estimate,” “project,” “intend,” “likely,” “optimistic” and “plan,” and similar words or phrases, which are necessarily statements of belief as to expected outcomes of future events. These statements are based on current and anticipated economic conditions, nationally and in Independent Bank Corporation’s markets, interest rates and interest rate policy, competitive factors, and other conditions which by their nature are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this presentation and the forward-looking statements are based, actual future operations and results may differ materially from those indicated in this presentation. For a discussion of certain factors, risks and uncertainties which could cause actual future operations and results to differ from estimates and projections discussed in these forward-looking statements, please read the “Risk Factors” section in Independent Bank Corporation’s 2012 Annual Report on Form 10-K. You should not place undue reliance on any such forward-looking statement. These forward-looking statements are not guarantees of future performance. Independent Bank Corporation does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation.

Agenda 4th Quarter 2013 Earnings Conference Call Formal Remarks William B. (Brad) Kessel, President and Chief Executive Officer Robert N. Shuster, Executive Vice President and Chief Financial Officer Question and Answer session Closing Remarks Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the “Presentations” tab.

Financial Summary

Financial Highlights 4Q 2013 Results Eighth consecutive profitable quarter Net income of $4.8 million, or $0.21 per diluted share Commercial loans grew 6.2% (annualized rate) NPA’s declined to $36.2 million (1.64% of total assets) Loan net charge-offs of $1.3 million (70% decline from 4Q’12) Redemption of $9.2 million of 8.25% trust preferred securities 2013 Full Year Results Net income applicable to common stock of $82.1 million, or $3.55 per diluted share Income tax benefit totaled $54.9 million, or $2.51 per diluted share. Total deposits grew $105.3 million, or 6% TCE ratio increased to 10.35% at 12/31/13 from 2.32% at 12/31/12 TBV per share increased to $10.01 at 12/31/13 from $5.15 at 12/3/12

Core Banking Markets Significant market presence and opportunity to gain market share in attractive Michigan markets Michigan’s unemployment rate declined to 8.4% in December 2013 (5.8% lower than recession peak in 2009) Michigan payroll jobs increased 64,000 in 2013 S&P/Case-Shiller MI Detroit Home Price Index up 17.3% year over year (vs. 13.6% for US home prices) / SF building permits up nearly 30% Michigan’s population grew to 9.896 million in 2013 (ranks 9th nationally)

Statewide Low Cost Deposit Franchise Focused on Core Deposit Growth $1.88 billion in total deposits at 12/31/13 Substantially all core funding $1.44 billion of transaction accounts (76% of total deposits) Cost of deposits of 0.29% (4Q ’13 annualized) Total deposits increased $105.3 million, or 5.9%, during 2013 In December 2012 we sold 21 branches and $403 million of deposits. Further, during 2011/2012 we consolidated 15 branches to enhance the efficiency of our branch network We maintain strong deposit market share across our markets of operations, with a top 10 ranking in 9 out of 11 MSAs

Diversified Loan Portfolio Focused on High Quality Growth $1.37 billion in total loans at 12/31/13 2013 lending results include: Commercial loan growth of $18.0 million, or 2.9% Consumer installment loan growth of $2.2 million, or 1.2% Residential mortgage loan originations of $419.5 million and total sales of $407.2 million 2014 focus: Commercial – businesses with $1 million to $50 million in annual sales Consumer – through branch network, internet and indirect channels Residential mortgage – purchase money (both salable and portfolio) and QRM and home equity lending opportunities

Commercial Lending 2013 Highlights Net growth of $18 million, or 2.9%, in 2013 (4.2% excluding loan sale) New balances of $133 million Charge-offs $7.4 million/ORE transfers $3.5 million/ problem loan sale $8.2 million Scheduled payments $36 million/unscheduled term debt pay-downs $13 million Term debt payoffs and other line reductions $47 million New money commitments of $162 million with new balances of $133 million Mix - C & I, including owner-occupied RE 51%/income producing RE 49% Line utilization increased from 43.9% to 47.1% /line borrowings increased 26% ($21 million) Improvement in credit quality 57% ($21 million) reduction in substandard loans (rated 9 or worse) 15% ($8.4 million) reduction in early stage watch credits (7 and 8 rated) Target segments General C & I (including owner occupied real estate), no specific concentrations High net worth individuals – private banking profile Investor real estate but limit to 45% of portfolio with little development or speculative risk Small business deposits Credit enhancement programs (i.e. SBA, USDA)

Net Interest Margin/Income Interest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us to benefit from a rising interest rate environment Net interest income has shrunk along with the balance sheet compared to 2012, but has been generally stable during 2013 Low interest rate environment continues to place pressure on the net interest margin. 2014 goal is to offset the impact of some additional NIM compression with growth in interest-earning assets

Non-interest Income YTD Non-interest Income Breakout Highlights Diverse sources of non-interest income which totaled $10.9 million in 4Q ‘13 and $44.8 million for all of 2013 2013 total non-interest income represents approximately 37% of total revenue (net interest income and non-interest income) New debit card brand agreement executed in January 2014, which is expected to increase net interchange revenues by approximately $1 million annually beginning in May 2014 Focus on mortgage banking operations cost structure due to reduced refinance volume We retain servicing on most of the mortgages we originate Currently we service $1.7 billion in mortgages (19,000 clients)

Non-interest Expense Non-interest Expense ($ in Millions) Highlights Internal group charged with improving our efficiency ratio to 65% over time through both reduction in non-interest expenses and increased revenues – an incentive compensation target is tied to the efficiency ratio goals Target for 2014 is total non-interest expenses at $22 million to $23 million per quarter. Expense reductions focused on six major components: Compensation and benefits Credit related costs Occupancy costs Data processing expenses FDIC insurance Legal and professional

Investment Securities Portfolio

Steady Credit Quality Improvement

Declining Credit Costs

Classified Assets and New Default Trends

Troubled Debt Restructurings (TDRs) Over 89% of TDRs are Current Working with client base to maximize sustainable performance The specific reserves allocated to TDRs totaled $14.9 million at December 31, 2013 A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan 89% of TDRs are current as of 12/31/13 Commercial TDR Statistics: 118 loans $39.5 million book balance 89.0% performing WAR of 5.00% (accruing loans) Well seasoned portfolio; over 71% of accruing loans are not only performing but have been over a year since modification Retail TDR Statistics 883 loans $84.7 million book balance 94.1% performing WAR of 4.65% (accruing loans) Well seasoned portfolio; over 95% of accruing loans are not only performing but it has been over a year since modification

Capital Priorities & Considerations

Management 2014 Outlook(1)

Independent Bank Corporation 4th Quarter 2013 Earnings Conference Call \Question and Answer Session Closing Remarks Thank you for attending ! NASDAQ: IBCP Celebrating our 150th year in 2014 !